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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 9, 2003

                               Nutrition 21, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


         New York                         0-14983             11-2653613
         --------                         -------             ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                            Identification No.)


           4 Manhattanville Road, Purchase, New York              10577
           -----------------------------------------            --------
            (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500




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Item 5. Other Events.

On October 9, 2003, the Registrant issued 4,062,500 shares of its common stock in a private placement at $0.80 per share, for aggregate gross proceeds of $3.25 million. The Registrant has agreed to file a registration statement covering resales of these shares.

The foregoing matters are further described in a press release issued by the Registrant on October 14, 2003, a copy of which is filed herewith as Exhibit
99.1 and incorporated herein by reference. The private placement of the shares of common stock was made pursuant to a Common Stock Purchase Agreement entered into between the Registrant and the investors, the form of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

        Exhibit
        Number    Description
        ------    -----------

         99.1 Press Release of Nutrition 21, Inc. dated October 14, 2003, regarding private placement of shares of common stock

         99.2 From of Common Stock Purchase Agreement dated October 9, 2003, between the Company and the Purchasers that are signatories thereto.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  October 14, 2003

                                             Nutrition 21, Inc.
                                             a New York Corporation


                                             By: /s/ Paul Intlekofer
                                                 ----------------------------
                                                 Paul Intlekofer
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number   Description
------   -----------

99.1 Press Release of Nutrition 21, Inc. dated October 14, 2003, regarding private placement of shares of common stock

99.2 From of Common Stock Purchase Agreement dated October 9, 2003, between the Company and the Purchasers that are signatories thereto.




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